UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 9, 2009
CMP SUSQUEHANNA RADIO HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-143558	20-4530834

(State or other jurisdiction	(Commission File Number)	(IRS employer
of incorporation)		Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA		30305

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     On March 9, 2009, CMP Susquehanna Radio Holdings Corp. (the “Company”) issued a press release announcing that the Company and CMP Susquehanna Corp. (“CMPSC”), a wholly owned subsidiary of the Company, have commenced an exchange offer and consent solicitation to refinance CMPSC’s outstanding senior subordinated notes.
     The Company and CMPSC are offering to exchange all of the outstanding 9 7/8% Senior Subordinated Notes due 2014 of CMPSC (the “Existing Notes”) held by eligible holders in exchange for (1) up to $15 million aggregate principal amount of Variable Rate Senior Secured Second Lien Notes due 2014 of CMPSC (the “New Notes”), (2) up to $35 million in stated value of Series A preferred stock of the Company (the “New Preferred Stock”, and (3) warrants exercisable for shares of the Company’s common stock representing, in the aggregate, 40% of the outstanding common stock on a fully diluted basis (the “New Warrants” and, with the New Notes and New Preferred Stock, the “New Securities”). A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
     The New Securities have not been and are not expected to be registered under the Securities Act of 1933 or any state securities laws. Therefore, the New Securities may not be offered or sold in the United States absent registration or any applicable exemption from the registration requirements of the Securities Act of 1933 and any applicable state securities laws. Further, the New Warrants may only be offered or sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act or to persons in offshore transactions in reliance on Regulation S under the Securities Act.
     This current report shall not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities and is issued pursuant to Rule 135c under the Securities Act of 1933. The exchange offers are being made only pursuant to a confidential offering memorandum and consent solicitation statement and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is filed with this report:

Exhibit No.	Description
99.1	Press Release, dated March 9, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMP SUSQUEHANNA RADIO HOLDINGS CORP.
By:	/s/ Martin R. Gausvik
	Name:	Martin R. Gausvik
	Title:	Executive Vice President, Treasurer and Chief Financial Officer

Date: March 9, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 9, 2009.